UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2007
Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Suite 101, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
Form of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Certificate of Master Participation Agreement
Paying Agency Agreement
Deposit Account Control Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
On March 2, 2007, Lakes Entertainment, Inc. (“Lakes” or the “Company”) through its wholly-owned subsidiary, Great Lakes Gaming of Michigan, LLC (“Great Lakes”), closed on the sale of non-recourse, continuing, undivided participations (collectively, the “Loan Participations”) in all of Great Lakes’ notes and loans in the aggregate face amount of approximately $104.2 million including principal of approximately $71.2 million and accrued interest of approximately $33.0 million (collectively, the “Loans”). The Loans include:
•	Third Amended and Restated Lakes Development Note dated as of January 25, 2006 in the principal amount of $46,000,000 issued by the Pokagon Band of Potawatomi Indians in favor of Great Lakes.

•	Third Amended and Restated Transition Loan Note dated as of January 25, 2006 in the principal amount of $12,000,000 issued by the Pokagon Band of Potawatomi Indians in favor of Great Lakes.

•	Third Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of January 25, 2006 in the principal amount of approximately $13,200,000 between the Pokagon Band of Potawatomi Indians and Great Lakes.
There is no effect on the Pokagon Band of Potawatomi Indians, the Pokagon Gaming Authority or the Four Winds Casino Resort as a result of the Loan Participations.
The Loan Participations were sold without recourse to Great Lakes to the following institutional investors at 98% of the fully accrued amount of the Loans for a total aggregate purchase price of approximately $102.1 million paid in cash: President and Fellows of Harvard College, Regiment Capital Ltd., RiverSource High Yield Bond Fund, RiverSource Income Opportunities Fund, RiverSource Variable Portfolio — High Yield Bond, RiverSource Variable Portfolio — Income Opportunities Fund, Diversified Investors High Yield Bond Fund, Plymouth County Retirement Association, High Income Portfolio, Boston Income Portfolio, T. Rowe Price High Yield Fund, Inc., Bank of America, N.A. (“BofA”), Andover Capital Partners LP and Baldwin Enterprises Inc. Each such Loan Participation was sold pursuant to the terms and conditions of a Master Participation Agreement dated as of March 2, 2007 and related Certificate between Great Lakes and the participant purchasing such Loan Participation (each a “Participant Agreement” and collectively, the “Participation Agreements”). Other than BofA, President and Fellows of Harvard College, Regiment Capital Ltd. and T. Rowe Price High Yield Fund, Inc., none of the participants had any material relationship with Lakes or Great Lakes or their respective directors and officers prior to the sale of the Loan Participations. BofA, President and Fellows of Harvard College, Regiment Capital Ltd. and T. Rowe Price High Yield Fund, Inc. were part of the group of lenders that loaned Lakes $105 million under the terms of a Credit Agreement dated as of June 22, 2006 among Lakes, Lakes Gaming and Resorts, LLC, BofA and the other lenders a party to the Credit Agreement (the “Credit Agreement”).

Under the terms of each Participation Agreement, the participant agreed, to the extent of such participant’s Loan Participation, to assume and be bound by all liabilities and obligations of Great Lakes under the Loans and related “Loan Documents” (as defined in the Participation Agreements) arising after March 2, 2007, subject to certain limited exceptions.
Great Lakes may not modify the terms and conditions of the Loan Documents to the extent such modification adversely affects any Loan without the prior written consent of each participant, unless participants holding Loan Participations representing in the aggregate more than 50% of the outstanding principal amount of the Loans (the “Required Participants”) have consented to such modification. Upon receiving notice that the Pokagon Gaming Authority has failed to make a payment required by the Loans, Great Lakes is obligated to exercise any rights and remedies against the Pokagon Gaming Authority under the Loan Documents that the Required Participants direct in writing, but only to the extent the exercise of such rights and remedies is not prohibited or restricted by applicable law or other agreements relating to the Loans. The Participation Agreements also provide that Great Lakes is obligated to pay to each participant such participant’s pro rata share of any payments it receives with respect to the Loans without deductions or set-offs of any kind.
Great Lakes appointed BofA as paying agent to service and administer the Loans under the terms of a Paying Agency Agreement dated March 2, 2007 between Great Lakes and BofA. As required by the Participation Agreements, Great Lakes also entered into a Deposit Account Control Agreement dated March 2, 2007 with BofA that created a lockbox for Loan payments made by the Pokagon Gaming Authority.
All of the proceeds from the sale of the Loan Participations together with additional funds previously included in a restricted interest reserve account related to the Credit Agreement, was used to repay in full Lakes’ loans under the Credit Agreement, and BofA, as collateral agent, released the security interests securing the financing facility which covered substantially all of the material assets of Lakes and its subsidiaries.
Copies of the Company’s material agreements relating to, and the press release announcing, the sale of the Loan Participations are attached as exhibits to this Current Report on Form 8-K.
Item 1.02. Termination of a Material Definitive Agreement.
The following agreements were terminated as of March 2, 2007 as a result of the repayment in full of Lakes’ loan from BofA under the Credit Agreement using, in part, the proceeds of the sale of the Loan Participations described in Item 1.01:
•	Credit Agreement dated as of June 22, 2006 among Lakes Entertainment, Inc., Lakes Gaming and Resorts, LLC, Bank of America, N.A. and various lenders.

•	Security Agreement dated as of June 22, 2006 among Lakes Entertainment, Inc. and various subsidiaries of Lakes Entertainment, Inc. in favor of Bank of America, N.A.

•	Pledge Agreement dated as of June 22, 2006 among Lakes Entertainment, Inc. and various subsidiaries of Lakes Entertainment, Inc. in favor Bank of America, N.A.

•	Continuing Guaranty dated as of June 22, 2006 entered into by various subsidiaries of Lakes Entertainment, Inc. in favor of Bank of America, N.A.

•	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 22, 2006 by Lakes Entertainment, Inc. in favor Bank of America, N.A..

•	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 22, 2006 by Lakes Gaming-Mississippi, LLC (Trustor) to B. Blake Teller, Esq. (Trustee) for the benefit of Bank of America, N.A. (Beneficiary).

•	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 22, 2006 by Lakes Kean Argovitz Resorts-California, L.L.C. (Trustor) to Fidelity National Title Insurance Company (Trustee) for the benefit of Bank of America, N.A. (Beneficiary).

•	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 15, 2006 by Lakes KAR Shingle Springs, L.L.C. (Trustor) to Fidelity National Title Insurance Company (Trustee) for the benefit of Bank of America, N.A. (Beneficiary).

•	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 22, 2006 by Lakes Shingle Springs, Inc. (Trustor) to Fidelity National Title Insurance Company (Trustee) for the benefit of Bank of America, N.A. (Beneficiary).
Pursuant to the foregoing agreements, BofA and the other lenders under the Credit Agreement had provided Lakes with a $105 million financing facility secured by substantially all of the material assets of Lakes and its subsidiaries, including proceeds from its management, development and consulting agreements with Indian tribes, its real property located in California, Minnesota and Mississippi, its deposit and security accounts, and its equity interests in subsidiaries not involved in Indian gaming projects. Funds drawn under the Credit Agreement were subject to interest at the rate of LIBOR plus 6.25% per annum, and were due and payable on June 22, 2010. In accordance with the terms of the Credit Agreement, Lakes paid a prepayment penalty in the amount of approximately $1.1 million which was equal to 1% of the outstanding principal balance under the Credit Agreement plus accrued interest at the time it repaid the financing facility in full.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The discussion set forth in Item 1.01 above is incorporated into this Item 2.03 by this reference.

Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

10.1	Form of Master Participation Agreement dated as of March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and each Loan participant.

10.2	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and the President and Fellows of Harvard College.

10.3	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Regiment Capital Ltd.

10.4	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource High Yield Bond Fund.

10.5	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource Income Opportunities Fund.

10.6	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource Variable Portfolio — High Yield Bond.

10.7	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource Variable Portfolio — Income Opportunities Fund.

10.8	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Diversified Investors High Yield Bond Fund.

10.9	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Plymouth County Retirement Association.

10.10	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and High Income Portfolio.

10.11	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Boston Income Portfolio.

10.12	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and T. Rowe Price High Yield Fund, Inc.

10.13	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Bank of America, N. A.

10.14	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Andover Capital Partners LP.

10.15	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Baldwin Enterprises Inc.

10.16	Paying Agency Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Bank of America, N. A.

10.17	Deposit Account Control Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Bank of America, N. A.

10.18	Third Amended and Restated Lakes Development Note dated as of January 25, 2006 issued by the Pokagon Band of Potawatomi Indians in favor of Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.180 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.19	Third Amended and Restated Transition Loan Note dated as of January 25, 2006 issued by the Pokagon Band of Potawatomi Indians in favor of Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.174 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.20	Third Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of January 25, 2006 by and between the Pokagon Band of Potawatomi Indians and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.179 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.21	Third Amended and Restated Management Agreement dated as of January 25, 2006 by and between the Pokagon Band of Potawatomi Indians and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.170 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.22	Third Amended and Restated Development Agreement dated as of January 25, 2006 by and between the Pokagon Band of Potawatomi Indians and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.171 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.23	First Amendment dated June 1, 2006 to the Third Amended and Restated Management Agreement dated as of January 25, 2006 among the Pokagon Band of Potawatomi Indians, Pokagon Gaming Authority and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.14 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

10.24	First Amendment dated June 1, 2006 to the Third Amended and Restated Development Agreement dated as of January 25, 2006 among the Pokagon Band of Potawatomi Indians, Pokagon Gaming Authority and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.15 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

10.25	Assignment and Assumption Agreement dated May 25, 2006 among the Pokagon Band of Potawatomi Indians, Pokagon Gaming Authority, Great Lakes Gaming of Michigan, LLC, Lakes Entertainment, Inc. f/k/a Lakes Gaming, Inc., Lakes Gaming and Resorts, LLC, Pokagon Properties, LLC and Filbert Land Development, LLC (Incorporated herein by reference to Exhibit 10.16 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

10.26	Intercreditor and Subordination Agreement dated as of June 22, 2006 among Great Lakes Gaming of Michigan, LLC and U.S. Bank National Association, as Trustee and Collateral Agent (Incorporated herein by reference to Exhibit 10.13 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

99.1	Lakes Entertainment, Inc. Press Release dated March 5, 2007

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: March 8, 2007	/s/ Timothy J. Cope
	Name:	Timothy J. Cope
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Master Participation Agreement dated as of March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and each Loan participant.

10.2	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and the President and Fellows of Harvard College.

10.3	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Regiment Capital Ltd.

10.4	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource High Yield Bond Fund.

10.5	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource Income Opportunities Fund.

10.6	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource Variable Portfolio — High Yield Bond.

10.7	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and RiverSource Variable Portfolio — Income Opportunities Fund.

10.8	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Diversified Investors High Yield Bond Fund.

10.9	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Plymouth County Retirement Association.

10.10	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and High Income Portfolio.

10.11	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Boston Income Portfolio.

10.12	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and T. Rowe Price High Yield Fund, Inc.

10.13	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Bank of America, N. A.

Exhibit No.	Description
10.14	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Andover Capital Partners LP.

10.15	Certificate to Master Participation Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Baldwin Enterprises Inc.

10.16	Paying Agency Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Bank of America, N. A.

10.17	Deposit Account Control Agreement dated March 2, 2007 by and between Great Lakes Gaming of Michigan, LLC and Bank of America, N. A.

10.18	Third Amended and Restated Lakes Development Note dated as of January 25, 2006 issued by the Pokagon Band of Potawatomi Indians in favor of Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.180 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.19	Third Amended and Restated Transition Loan Note dated as of January 25, 2006 issued by the Pokagon Band of Potawatomi Indians in favor of Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.174 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.20	Third Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of January 25, 2006 by and between the Pokagon Band of Potawatomi Indians and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.179 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.21	Third Amended and Restated Management Agreement dated as of January 25, 2006 by and between the Pokagon Band of Potawatomi Indians and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.170 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.22	Third Amended and Restated Development Agreement dated as of January 25, 2006 by and between the Pokagon Band of Potawatomi Indians and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.171 of Lakes’ Annual Report on Form 10-K for the fiscal year ended January 1, 2006).

10.23	First Amendment dated June 1, 2006 to the Third Amended and Restated Management Agreement dated as of January 25, 2006 among the Pokagon Band of Potawatomi Indians, Pokagon Gaming Authority and Great Lakes Gaming of Michigan, LLC (Incorporated herein by reference to Exhibit 10.14 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

10.24	First Amendment dated June 1, 2006 to the Third Amended and Restated Development Agreement dated as of January 25, 2006 among the Pokagon Band of Potawatomi Indians, Pokagon Gaming Authority and Great Lakes Gaming of

Exhibit No.	Description
Michigan, LLC (Incorporated herein by reference to Exhibit 10.15 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

10.25	Assignment and Assumption Agreement dated May 25, 2006 among the Pokagon Band of Potawatomi Indians, Pokagon Gaming Authority, Great Lakes Gaming of Michigan, LLC, Lakes Entertainment, Inc. f/k/a Lakes Gaming, Inc., Lakes Gaming and Resorts, LLC, Pokagon Properties, LLC and Filbert Land Development, LLC (Incorporated herein by reference to Exhibit 10.16 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

10.26	Intercreditor and Subordination Agreement dated as of June 22, 2006 among Great Lakes Gaming of Michigan, LLC and U.S. Bank National Association, as Trustee and Collateral Agent (Incorporated herein by reference to Exhibit 10.13 of Lakes’ Current Report on Form 8-K filed on June 28, 2006).

99.1	Lakes Entertainment, Inc. Press Release dated March 5, 2007